Subsequent events	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Janssen agreement
On July 10, 2023, Nanobiotix announced a global licensing, co-development, and commercialization agreement with Janssen Pharmaceutica NV (“Janssen”), a Johnson & Johnson company, for the investigational, potential first-in-class radioenhancer NBTXR3. Under the terms of the license agreement, the Company granted Janssen a worldwide license for the development and commercialization of NBTXR3. The license is exclusive, excepting territories previously licensed to Nanobiotix partner LianBio.
Nanobiotix will maintain operational control of NANORAY-312 and all other currently ongoing studies, along with NBTXR3 manufacture, clinical supply, and initial commercial supply. Janssen will be fully responsible for an initial Phase 2 study evaluating NBTXR3 for patients with stage three lung cancer and will have the right to assume control of studies currently led by Nanobiotix.
Following the Hart-Scott-Rodino Act (“HSR”) antitrust clearance, the Company has received an upfront cash licensing fee of $30 million. The Company is eligible for success-based payments of up to $1.8 billion, in the aggregate, relating to potential development, regulatory, and sales milestones. Moreover, the agreement includes a framework for additional success-based potential development and regulatory milestone payments of up to $650 million, in the aggregate, for five new indications that may be developed by Janssen at its sole discretion; and of up to $220 million, in the aggregate, per indication that may be developed by Nanobiotix in alignment with Janssen. Following commercialization, the Company will also receive tiered double-digit royalties on net sales of NBTXR3.
Separately, the Company is eligible to receive up to $30 million in equity investments from Johnson & Johnson Innovation – JJDC, Inc. (“JJDC”), including an initial tranche equal to $5 million issued without preferential subscription rights that has already been received as of September 13, 2023. A second tranche of $25 million may be received subject to certain maximum ownership caps and in connection with a future qualified equity raise of at least $25 million (excluding the potential investment by JJDC) which must occur prior to certain long-term development milestones or December 31, 2027, at the latest.
Shareholders meeting held on September 1, 2023
A shareholders’ meeting of the Company was held on September 1, 2023 in which shareholders voted on the implementation of the first tranche of $5 million by JJDC in a private placement previously announced on July 10, 2023. All resolutions relating to this operation were approved and, consequently, the Company was cleared to issue the shares in a subscription by JJDC of 959,637 new ordinary shares representing, as of today, 2.65% of the issued share capital of the Company. The proceeds of the first equity investment by JJDC were received on September 13, 2023.

Termination agreement with a financial service provider
The Company and its financial service provider had entered into an advisory services agreement on November, 28, 2018 to facilitate transactions and act as the Company’s exclusive financial adviser relating to a certain scope of transactions, including a major licensing transaction. As part of the termination agreement executed by and between the Company and this financial service provider as of July 19, 2023, the Company is committed to pay to its financial service provider, in addition to the $1.5 million paid in August 2023:
•an amount of $750 thousand on the sooner of a next financing round of a certain minimum amount or when the Company will receive an amount in consideration of the achievement of a clinical development milestone as per the license agreement signed with Janssen.
•an additional payment of $750 thousand, upon the achievement of further milestones as per the license agreement signed with Janssen.